Exhibit 99.2

FORM OF AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT (the “Amendment”) is made effective as of August __, 2018, between Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), and the holder identified on the signature page hereto of shares of common stock and/or warrants to purchase shares of the Company’s common stock.

RECITALS

WHEREAS, the Company has issued shares of common stock and/or warrants to purchase shares of the Company’s common stock to certain purchasers (each, a “Purchaser”) pursuant to that certain Securities Purchase Agreement dated on or about April 2, 2017, as amended by that certain Warrant Repurchase and Amendment Agreement dated August 4, 2017 (as amended, the “Purchase Agreement”);

WHEREAS, the Company desires to put in place a facility for an “at the market offering” (as defined in Rule 415 under the Securities Act of 1933, as amended) of shares of its common stock (the “Offering”);

WHEREAS, Section 4.11 of the Purchase Agreement provides a right to the Purchasers to notice of and to participate in any subsequent financing of the Company (the “Participation Right”), subject to certain exemptions;

WHEREAS, the Company and the undersigned Purchaser believe it is in the best interest of the Company and its stockholders, including the Purchaser, to exempt the Offering and similar future offerings from the Participation Right of the Purchaser;

WHEREAS, pursuant to Section 5.5 of the Purchase Agreement, the Purchase Agreement may be amended in writing by the Company and Purchasers which purchased at least 67% in interest of the shares sold pursuant to the Purchase Agreement based on the initial Subscription Amounts (as defined in the Purchase Agreement) (the “Requisite Threshold”); and

WHEREAS, the undersigned Purchaser constitute the Requisite Threshold;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the undersigned Purchaser and the Company hereby agree and do as follows:

1.       Amendment. The definition of “Exempt Issuance” in Section 1.1 of the Purchase Agreement is hereby amended by:

a)       deleting the word “and” immediately preceding clause (d) and the “.” at the end of clause (d); and

b)       inserting the following at the end of clause (d):

“; and (e) shares of the Company’s Common Stock in an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act.”

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2.       Closing Condition.

a)	The obligations of the Company to amend the provision contemplated by this Amendment are subject to the satisfaction or waiver by the Company in writing of the following condition:

(i)	This Amendment or substantially identical agreements (collectively, the “Amendments”) shall have been executed by the Requisite Threshold under the Purchase Agreement.

3.       Equal Treatment of Participating Holders. The Company shall not amend or waive any terms to any Amendment on terms more favorable to a holder party to a Purchase Agreement (each, a “Participating Holder”) (including payment of consideration for such amendment or waiver) unless the Company ratably amends or waives such terms for all Participating Holders. For clarification purposes, this provision constitutes a separate right granted to each Participating Holder by the Company and negotiated separately by each Participating Holder, and is intended for the Company to treat the Participating Holders as a class and shall not in any way be construed as the Participating Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any person with respect to the transactions contemplated by the Purchase Agreement, including, without with respect to any consent, release, amendment, settlement, or waiver relating to the transaction contemplated by the Purchase Agreement, is or will be more favorable to such person than those of the Holder and this Agreement.

4.       Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of New York, without regard to principles of conflicts of law.

5.       Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Purchase Agreement shall continue in full force and effect.

6.       Conflicting Terms. In the event of any inconsistency or conflict between the Purchase Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

7.       Entire Agreement. This Amendment and the Purchase Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof and thereof. All previous discussions and agreements with respect to such subject matter are superseded by the Purchase Agreement and this Amendment.

8.       Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile or electronically transmitted counterparts shall be deemed to be originals.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

EKSO BIONICS HOLDINGS, INC.

By:	/s/ John F. Glenn

Name:	John F. Glenn

Title:	Chief Financial Officer

Address:	1414 Harbour Way South, Suite 1201
Richmond, California 94804

Email:	jglenn@eksobionics.com

[Signature Page to the Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PURCHASER:

[_____________________]

By:

Name:

Title:

Address:

Email:

[Signature Page to the Amendment to Purchase Agreement]